                                                                    Exhibit 23.1

                         CONSENT OF INDEPENDENT AUDITOR

We  hereby  consent  to the  incorporation  by  reference  to  the  Registration
Statement of Everlast Worldwide, Inc. (the "Company") on Form S-8 filed with the
Securities and Exchange Commission on July 22, 2005 of our report dated February
17, 2006 on our audits of the financial statements of the Company as of December
31,  2005 and for the years  ended  December  31,  2004 and 2003,  which  report appears in the Annual Report of the Company on Form 10-K.

/s/Berenson LLP
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Berenson  LLP

New York, NY
March 28, 2006